UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

OCTOBER 15, 2007

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST III

WMT III SERIES G/J TRADING VEHICLE LLC

(Rule 140 Co-Registrant No. 1)

WORLD MONITOR TRUST III - SERIES G

(Rule 140 Co-Registrant No. 4)

WORLD MONITOR TRUST III - SERIES J

(Rule 140 Co-Registrant No. 7)

(Exact name of Registrant as Specified in its Charter)

Delaware	333-119612	20-1697966 (Registrant) 20-2469369 (Co-Registrant No. 1) 20-1697966 (Co-Registrant No. 4) 20-2446281 (Co-Registrant No. 7)
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 King Street, Rye Brook, New York 10573

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 307-7000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 15, 2007, the Board of Directors of Preferred Investment Solutions Corp. (the “Managing Owner”), on behalf of World Monitor Trust III (Series G and J) and WMT III Series G/J Trading Vehicle LLC (collectively, the “Registrants”), approved the engagement of Eisner LLP (“Eisner”) as the independent registered public accounting firm for the Registrants. During the Registrants’ two most recent fiscal years and the interim period prior to engaging Eisner, neither the Registrants, the Managing Owner, nor anyone on their behalf consulted Eisner, on behalf of the Registrants, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrants’ financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on October 17, 2007.

Date: October 17, 2007	WORLD MONITOR TRUST III – SERIES G

	By:	Preferred Investment Solutions Corp.
its Managing Owner

		By:	/s/ Maureen D. Howley
		Name:	Maureen D. Howley
		Title:	Senior Vice President and
Chief Financial Officer

WORLD MONITOR TRUST III – SERIES J

	By:	Preferred Investment Solutions Corp.
its Managing Owner

		By:	/s/ Maureen D. Howley
		Name:	Maureen D. Howley
		Title:	Senior Vice President and
Chief Financial Officer

WMT III SERIES G/J TRADING VEHICLE LLC

WORLD MONITOR TRUST III – SERIES G

	By:	Preferred Investment Solutions Corp.
its Managing Owner

		By:	/s/ Maureen D. Howley
		Name:	Maureen D. Howley
		Title:	Senior Vice President and
Chief Financial Officer

WORLD MONITOR TRUST III – SERIES J

	By:	Preferred Investment Solutions Corp.
its Managing Owner

		By:	/s/ Maureen D. Howley
		Name:	Maureen D. Howley
		Title:	Senior Vice President and
Chief Financial Officer